UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

June 26, 2022

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah	46-4341605
(State of	(I.R.S. Employer
Incorporation)	Identification No.)

1583 South 1700 East
Vernal, Utah	84078
(Address of principal executive offices)	(Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	SDPI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective June 26, 2022, Hard Rock Solutions, LLC (“Hard Rock”), a wholly owned subsidiary of Superior Drilling Products, Inc. (the “Company”), entered into an Exclusive Channel Partner and Distribution Agreement with Bin Zayed Petroleum for Investment Ltd. (“BZP”). Under this agreement, BZP is engaged as the exclusive distributor of the Company’s Drill N Ream tool (the “DNR Tool”) within a territory including the Middle East and North Africa (“MENA”). BZP has the exclusive right to distribute and market, for lease or rental, and to provide limited servicing, of the DNR Tool within such territory on pricing and other terms specified in the agreement.

The agreement has an initial term of three years with renewal provisions at the option of the parties, and is subject to the achievement of certain ongoing performance and revenue targets. During the term of the Agreement, BZP will purchase DNR Tools from the Company and the Company will repair and maintain the purchased tools at an agreed repair price per tool. In addition, BZP will purchase the Company’s existing DNR MENA inventory over the next 12 months with the initial existing inventory purchase of approximately $4.1 million effective in July 2022, and an aggregate purchase of approximately $13.0 million over such 12 month period. The agreement includes customary provisions regarding liability, indemnification, insurance and damages.

The foregoing description of the distribution agreement is qualified in its entirety by reference to the text of the distribution agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On June 29, 2022, the Company issued a press release announcing the execution of the agreement with BZP. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

*10.1	Exclusive Channel Partner and Distribution Agreement with Bin Zayed Petroleum for Investment Ltd. dated effective June 26, 2022 between Hard Rock Solutions, LLC and Superior Drilling Products, Inc.

99.1	Press release dated June 29, 2022 regarding BZP agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of the exhibit or exhibits have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2022

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer